                                                                      Exhibit 16

                        GLOBAL/INTERNATIONAL FUND, INC.
                               POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Sheldon A. Jones, Joseph R. Fleming, Allison R. Beakley, Caroline Pearson and John Millette and each of them, severally, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                                 Title                     Date
----------------------------  ------------------------------  -----------------

/s/ Linda C. Coughlin         Director and President          November 14, 2000
____________________
Linda C. Coughlin

/s/ Henry P. Becton, Jr.      Director                        November 14, 2000
____________________
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll       Director                        November 14, 2000
____________________
Dawn-Marie Driscoll

/s/ Edgar R. Fiedler          Director                        November 14, 2000
____________________
Edgar R. Fiedler

/s/ Keith R. Fox              Director                        November 14, 2000
____________________
Keith R. Fox

/s/ Joan Edelman Spero        Director                        November 14, 2000
____________________
Joan Edelman Spero

/s/ Jean Gleason Stromberg    Director                        November 14, 2000
____________________
Jean Gleason Stromberg

/s/ Jean C. Tempel            Director                        November 14, 2000
____________________
Jean C. Tempel

/s/ Steven Zaleznick          Director                        November 14, 2000
____________________
Steven Zaleznick

____________________          Treasurer (Principal Financial  November 14, 2000
John R. Hebble                and Accounting Officer)